UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2010

Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19989	72-1211572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

98 San Jacinto Blvd., Suite 220
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed, effective September 23, 2009, the Audit Committee of the Board of Directors of Stratus Properties Inc. (Stratus) appointed Travis Wolff, LLP (Travis Wolff) to serve as its independent registered public accounting firm.  For more information regarding this change in Stratus’ independent registered public accounting firm, see Stratus’ Current Report on Form 8-K filed on September 28, 2009, which report is incorporated herein by reference.

On June 24, 2010, the Audit Committee of the Board of Directors of Stratus approved the dismissal of Travis Wolff as Stratus’ independent registered public accounting firm and the engagement of BKM Sowan Horan, LLP (BKM) to serve as Stratus’ new independent registered public accounting firm.  This change in independent registered public accounting firms, which resulted from key personnel involved in serving Stratus recently leaving Travis Wolff to form BKM, is effective immediately.

Travis Wolff’s report on Stratus’ consolidated financial statements for the fiscal year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2009 and the interim period between December 31, 2009 and the date of this Form 8-K, there were no disagreements between Stratus and Travis Wolff on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Travis Wolff’s satisfaction, would have caused Travis Wolff to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, Stratus has provided Travis Wolff with a copy of the foregoing disclosures. A copy of Travis Wolff’s letter, dated June 30, 2010, stating its agreement with the above statements is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2009 and December 31, 2008 and through the date of this Form 8-K, neither Stratus nor anyone acting on Stratus’ behalf consulted BKM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Stratus’ consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
----------------------------------------
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)
Date:  June 30, 2010

Stratus Properties Inc.
Exhibit Index

Exhibit
Number

16.1	Letter from Travis Wolff, LLP dated June 30, 2010.